UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2010 (October 9, 2010)

Yinfu Gold Corp.
(Exact Name of Registrant as Specified in Charter)

    _       Wyoming                                        333-152242                                   20-8531222
(State or Other Jurisdiction                 (Commission File Number)                (IRS Employer
      of Incorporation)                                                                                           Identification No.)

Level 19, Two International Finance Centre, 8 Finance St., Central, Hong Kong
 (Address of Principal Executive Offices) (Zip Code)

 852 2251 1695
Registrant’s telephone number, including area code

Element92 Resources Corp.
 (Former Name or Former Address
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Current Report on Form 8-K/A amends and restates the Current Report on Form 8-K filed October 13, 2010 to correct the statement that Mr. Wang Nan was appointed as an officer of YinFu Gold Corporation and changes it to state that he was appointed as one of six new directors of the Company.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On October 9, 2010, the Board of Directors of Yinfu Gold Corporation, formerly Element92 Resources Corp. (the “Company”) appointed a total of six new directors.

Augustine Yim-Pan Cheung, Ph.D., Director

Dr. Cheung has more than 25 years of experience as chief executive of public companies listed on the OTC Stock Market, the American Stock Exchange (AMEX), and the NASDAQ Stock Market (NASDAQ) in the USA and also on the Toronto Venture Exchange (TSXV) in Canada. Dr, Cheung received the degrees of Bachelor of Science, Master of Science, and Doctor of Philosophy, all from the University of Maryland in the USA. He was Assistant Professor and then Associate professor at the University of Maryland from 1975-1980. He was Associate Professor at the George Washington University in Washington D.C. from 1981-1984. In 1985, Dr. Cheung founded and has since managed three public companies and held positions as Chairman, Chief Executive Officer, and/or Chief Scientific Officer of these companies.

Dr. Cheung is currently President and Chief Executive Officer of Medifocus Inc., a dual listed public company in the USA and Canada. (TSXV:MFS.V and OTC: MDFZF.PK). Medifocus went public in November 2008, via the completion of a reverse merger of Celsion Canada Ltd., a private company founded by Dr. Cheung in January 2006, with Medifocus Inc, a Capital Pool Corporation listed on the TSXV. Since 2006, Dr.Cheung has raised more than $5 million for Celsion Canada and Medifocus as start-up capital.  In January 2010, Medifocus received approval for listing on the OTC pink sheet.

From Jan 1997 to March 2006, Dr. Cheung held the position of Chief Executive Officer and Chief Scientific Officer, and also Chairman (1997-2001) and Director (2001-2006) of Celsion Corporation (NASDAQ:CLN). During this period, he raised $40 million for Celsion and formulated the business restructuring and growth strategy which resulted in the eventual successful listing of Celsion on NASDAQ in 2006. During his tenure, Celsion completed the development and commercialization of two focused heat treatment systems for cancers and other diseases and also initiated the development of a tumor targeted cancer drug. His accomplishment during this period can be highlighted by the successful commercialization of “Prolieve”, a device for treatment of Prostate diseases with Boston Scientific Corporation as a strategic partner. Celsion received over $100 million from Boston via the strategic partnership which included licensing payment, equity investment, revenue sharing, and the eventual product purchase.

From February 1985 to December 1996, Dr. Cheung founded Cheung Laboratories Inc. and took the Company public via an IPO in February 1985 (OTC-BB: CGLB). He served as Chairman, Chief Executive Officer and Chief Scientific Officer for Cheung Laboratories. He also raised over $8 million for the Company. During this period, the Company developed three microwave thermotherapy systems for treatment of cancer and successfully commercialized these systems worldwide. Starting in 1994, Cheung Laboratories collaborated with the Massachusetts Institute of Technology (MIT) and developed the Adaptive Phased Array Technology Platform which led to the development of the Microfocus APA 1000 focused heat cancer treatment system which received the premarket approval (PMA) from the US-FDA in 1997.  In 1996, Dr, Cheung decided to change the name of Cheung Laboratories to Celsion Corporation and upgrade the Company’s public listing status from the OTC to AMEX. The name change and the AMEX listing were approved in 1997 (AMEX: CLSN). Dr. Cheung is a Citizen of the United States of America.

Gang Xiao, Ph.D., Director

Dr. Gang Xiao has more than 26 years of global experiences in the energy sector. His expertise covers inorganic chemistry, electrochemistry, organic chemistry, industrial catalysis and geosciences. His achievement in energy field and his international background has made him a distinguished world-class scientist. In May 2009 he was elected as a Fellow of the Royal Society of Chemistry (FRSC, UK),. He holds the position of Director of New Energy Research Center of CNOOC Research Institute and Chief Scientist of the CNOOC New Energy Investment Co., Ltd. from March 2009 (CNOOC - China National Offshore Oil Corporation is one of the largest oil companies, and the largest offshore oil and gas producer in China). He is responsible for developing advanced technologies in new energy fields.

From February 2002 to December 2008 he was the General Manager of Denmark-based Sci-Tech International Inc., Ltd. conducting research in the field of electrochemistry and industrial catalysis.

Dr. Gang Xiao worked as a senior scientist at Danish Power System Inc., Ltd. from February 2000 to February 2002 conducting research and development of fuel cells for electric vehicles.

From February 1996 to February 2002 he worked as an associate research professor at the Technical University of Denmark. He has been involved in the development of fuel cell types of PAFC, PEMFC, SOFC and MCFC. His research group has had collaboration with international companies such as Statoil, General Motors, Volvo, Honda and Haldor Topsoe.

Dr. Gang Xiao has also worked on the development of efficient conversion processes of natural gas employed by the Danish company Haldor Topsoe, from February 1995 to February 1996.s. He also has extensive experience in the fields of clean coal conversion and distributed energy uses.

Dr. Gang Xiao started working with fuel cells in 1987 and received his Ph.D. in Chemistry from Technical University of Denmark in February 1992 and worked as an assistant professor at the university until February 1995.

Dr. Gang Xiao is a specialist in International Energy Conservation Environmental Protection Association (IEEPA), member of International Solar Energy Society (ISES), member of The International Association of Catalysis Society (IACS), and deputy director of Energy Saving and Corporation Energy Management Association of China Energy Research Society (CERS).

Dr. Gang Xiao also works at Case Western Reserve University, Tongji University, Dalian Institute of Chemical and Physics (Chinese Academy of Sciences),  Northwest University and Shenyang University of Chemical Engineering as visiting professor.

Dr. Gang Xiao has authored or co-authored 6 scientific books and more than 180 patents.

Grant B. Walsh, Director

Grant B. Walsh is a Chairman / Corporate Director / CEO with over 30 years experience in a variety of industries in the United States and Canada.

Since January 2007, Mr. Walsh has been the Chairman of Walsh Delta Group Inc., a firm specializing in governance, strategy, performance improvement and alternative dispute resolution.

Previously, Mr. Walsh was the Executive-in-Residence and Adjunct Professor at the DeGroote School of Business of McMaster University, Hamilton, Ontario, Canada from July 2005 to June 2007.

Grant Walsh has been the CEO of healthcare organizations in Hamilton, Ontario; St. Louis, Missouri; and Buffalo, New York as well as operated health facilities in Ohio and Illinois.  He has consulted internationally on issues related to healthcare, governance and strategy.

From July 1990 to September 1998 Mr. Walsh was Executive Vice President of the ServiceMaster Company, Downer’s Grove, Illinois where he was accountable for $550 million (U.S.) in revenue, 30,000 employees, and 10,000 properties in 44 states and Canada.  ServiceMaster was a Fortune 500, New York Stock Exchange company with $7.4 billion in revenue.

As a corporate director, Mr. Walsh has served on over 25 Boards and as Chairman of eight companies.  Currently, and since June 2010 Grant Walsh has been the Chairman of Canada Lands Company, a Canadian crown corporation.  Canada Lands is a globally recognized leader in acquiring, developing, operating and disposing of excess strategic federal government properties.  Its hallmark property is the CN Tower which it owns and operates and until recently, the Tower was the tallest building structure in the world.  It has more than one million visitors per year.

Since March 2009 Mr. Walsh has served as the Chairman of Medifocus Inc., Toronto, Ontario, which is traded on the Toronto Stock Exchange (Ventures).  Medifocus is in the third phase of clinical trials in the United States and Canada toward increasing the standard of breast cancer treatment using microwave technology to increase the efficacy of chemo and radiation therapies.

Mr. Walsh is also a member of the Boards of Cleveland Clinic Canada, Toronto and Maple Reinders Construction Company, Mississauga, Ontario.

He holds a Master of Business Administration degree in finance from Southern Illinois University and a designation as a Chartered Director from McMaster University and the Conference Board of Canada.

Joseph Shuen-Chuen Chan, Director

Joseph Chan has more than 30 years of experience in accounting and management. Currently he is the director of Harmony Asset Ltd., (since December 2006), a dual public listed company in Hong Kong and Canada (HK Stock Exchange and TSX), director of Champion Minerals Inc. (since November 2009), (TSX), Medifocus Inc.(since January 2010), (TSX-V) and Kaiyue International Inc. (since August 2010), (TSX-V) in Canada. Mr. Chan has involved in project analysis & evaluation, strategic planning and corporate governance. Mr. Chan holds the degree of Master of Business Administration from Edinburgh Business School, Heriot-Watt University, Scotland, U.K. Professionally Mr. Chan holds membership of Institute of Chartered Accountants in England & Wales, Hong Kong Institute of Certified Public Accountants and Certified General Accountants’ Association of Canada.

From February 2002 to July 2005, Mr. Chan was the CEO of CWL Management Consultants Ltd., which assisted companies to set up administrative accounting system/internal control, corporate governance and efficient manufacturing production lines. He had the experience on setting up two Korean owned newly set-up copper wire manufacturing plant in Ping Shan, Shenzhen City, China and office furniture manufacturing plant in Shenzhen City-Wa Kiu Shing, China.

From January 2001 to February 2002, Mr. Chan worked as Deputy CEO of Lamex Holdings Ltd., public listed company in Hong Kong Stock Exchange, which has more than 2000 workers in China manufacturing plant. During the period, Mr. Chan had done an organizational review of the plant and had subsequently achieved a saving of HK$30 million per year on manufacturing overheads.

From September 1993 to July 1998, Mr. Chan worked as CFO of Tai Ping Carpets International Ltd., a public listed company in Hong Kong Stock Exchange. The company had more than 10 manufacturing plants in South East Asia and marketing offices in U.S.A and Europe.

From February 1992 to August 1993, Mr. Chan worked as Finance & Administration Manager of Y.M.C.A. of Hong Kong.

From June 1989 to February 1992, Mr. Chan worked as Finance Controller of Crown Food Services Equipment Ltd., in Toronto, Canada. The company was a cooking boilers manufacturing plant in Toronto.

From September 1982 to January 1989, Mr. Chan worked as Assistant Professor of Hong Kong Polytechnic University, Department of Accountancy in Hong Kong.

From July 1976 to August 1982, Mr. Chan worked for the Treasury, Hong Kong Government as Head of accounting services for various departments.

Mr. Chan is the Citizen of both Hong Kong and Canada and is now residing in Toronto, Canada.

Herman Lo Fu Man, Director

Herman started his career in October, 1979 at Deacon and Co. Ltd. where he handled marketing and quality control in Hong Kong and in August, 1985 became a director, and shareholder of R.H. Rickman Creative Ltd. where he managed letters of credit, logistics, quality control and marketing.

In April, 1989, he founded Fu Hong Industrial Co., which in 1992 became Fu Hong Industries Ltd., where he continues to serve as its Chairman and Director. As one of Fu Hong’s main designers and persons in charge of marketing and manufacturing development, Herman and his team consistently produce innovative, high quality infant products for the worldwide market.

In addition to his roles in Fu Hong and Dongguan Kidsme Trading, He has been Vice-Chairman in charge of investment property in Hong Kong at Uni-Creation Investments Ltd. since February, 2007, Vice-Chairman of Coco Villa Hotel in Dongguan China where he oversees hotel finance, development and infrastructure-related matters, and a Vice Chairman at Four Seasons Apartment Co. Ltd.

Since October 2007, he has been Chairman of Tsing Luen Sports Association and an active member of the Yunfu City CPPCC (Chinese People’s Political Consultative Conference) in Guangdong, China where he provides investment advice and support to help raise living standards for the people living in Yunfu City.

Mr. Lo holds a Hong Kong Permanent Identity Card & Hong Kong SAR Passport.

Wang Nan, Director

Mr. Wang Nan graduated from the Capital University of Economics and Business. He has over 14 years experience in practicing law with more than 8 years spent in dealing with economic  lawsuits. Mr. Wang Nan has held positions as Partner and director attorney in the Beijing DAWSUN law firm. He joined Ruilian Real Estate Group Limited, China, as a Vice president in January, 2008. Mr. Wang also worked as the Legal Adviser for China Shipping Group Co. Ltd and Yidong Electronic Group. In 2010, he became the Legal Adviser for Asia-Pacific department, China International Economic Cooperation & Development Bureau

From Jan. 2010 to current, Mr. Wang Nan has been the Legal Adviser for the Asia-Pacific department, China International Economic Cooperation & Development Bureau.

From Feb. 2008 to current, he has been the Vice president and Director of China Ruilian Real Estate Group Limited, in charge of the legal department. Within the same period he has worked as the Legal Adviser of China Shipping Group Co., Ltd (listed on the main board of Hong Kong Exchange (Stock Code: 00651 HK), and was a consultant for Yidong Electronic Group (listed on the GEM of Hong Kong Exchange market. (Stock Code: 08249 HK).

Mr. Wang Nan has also been the Partner and Director attorney for  the Beijing DAWSUN Law Office since February 2002. He works primarily as the legal adviser in the financing of public projects as well as project structure and modeling.

From October 1996 to January 2002, he worked in the Beijing Jinqiao Law office as a lawyer and engaged in: economic disputes, civil disputes in the litigation, as well as case execution. Main clients are Morgan Stanley, JP Morgan Chase Bank, Bank of China, China Cereals, Oils and Foodstuffs Import and Export Group, China National Machinery Import and Export Group.

Mr. Wang Nan is a Citizen of the People Republic of China, Beijing Residency.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 9, 2010, the Company amended Article III Section 2 of it’s bylaws as follows:

“Number, Tenure and Qualifications. The number of Directors of the corporation shall be up to ten (10).  Each Director shall hold office until the next annual meeting of shareholders and until his successor shall have been elected and qualified. Directors may be re-elected.  The Directors need not be a resident of this state or a shareholder.”  Previously, the number of Directors was limited to five. The increase in Directors is required due to the increased activity of Company.

Item 9.01                       Exhibits.

Exhibit 3.3	Amended Bylaws dated October 9, 2010 (incorporated by reference to the Company's Current Report on Form 8-K filed October 13, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2010

YINFU GOLD CORPORATION

/s/Wilson Huang
Wilson Huang
Acting President & Chief Executive Officer